UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 9, 2006, Pinnacle Entertainment, Inc. (“Pinnacle”) completed the sale of its Casino Magic Biloxi site and certain related assets for approximately $45.6 million in cash to Grand Casinos of Mississippi, Inc.-Biloxi, a Minnesota corporation, a subsidiary of Harrah’s Entertainment, Inc. pursuant to the Agreement for the Sale and Purchase of Real Estate, Assignment of Leases and Joint Escrow Instructions dated as of May 26, 2006 (the “Biloxi Agreement”) by and among direct and indirect subsidiaries of Pinnacle and Grand Casinos. The physical property sold was severely damaged by Hurricane Katrina in August 2005. Pinnacle filed an insurance claim for its losses associated with the casino-hotel previously operated at the Casino Magic Biloxi site, which claim was retained by Pinnacle in the sale.

There is no material relationship, other than with respect to the transaction, between Harrah’s Entertainment, Inc. and Pinnacle or any of its affiliates, or any director or officer of Pinnacle or any associate of any such director or officer.

Reference is made to Item 9.01(b) below for the pro forma financial information required pursuant to Article 11 of Regulation S-X in connection with this sale.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of Pinnacle as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005, which give effect to Pinnacle’s disposition, are attached as Exhibit 99.1.

(c)	Exhibits

Exhibit 2.1	Agreement for the Sale and Purchase of Real Estate, Assignment of Leases, and Joint Escrow Instructions by and among Biloxi Casino Corp., Casino Magic Corp. and Casino One Corporation, collectively as “Sellers” and Grand Casinos of Mississippi, Inc.-Biloxi dated as of May 26, 2006 is hereby incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 2, 2006. (SEC File No. 001-13641).

Exhibit 99.1	Pinnacle Entertainment, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: November 16, 2006	By:	/s/ Stephen H. Capp
Stephen H. Capp
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 2.1	Agreement for the Sale and Purchase of Real Estate, Assignment of Leases, and Joint Escrow Instructions by and among Biloxi Casino Corp., Casino Magic Corp. and Casino One Corporation, collectively as “Sellers” and Grand Casinos of Mississippi, Inc.-Biloxi dated as of May 26, 2006 is hereby incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 2, 2006. (SEC File No. 001-13641).

Exhibit 99.1	Pinnacle Entertainment, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005.